                                 LOAN AGREEMENT

                                     between

                             CITY OF WABASH, INDIANA

                                       and

                          MARTIN YALE INDUSTRIES, INC.

                     --------------------------------------

                                   RELATING TO


                                   $2,700,000
                             CITY OF WABASH, INDIANA
                      ADJUSTABLE RATE ECONOMIC DEVELOPMENT
                      REVENUE REFUNDING BONDS, SERIES 1998
                     (MARTIN YALE INDUSTRIES, INC. PROJECT)

                                      DATED

                                      AS OF

                                September 1, 1998

                     --------------------------------------

          Certain rights hereunder, excepting the Unassigned Issuer Rights specified herein, have been assigned to Bank One Trust Company, NA, as Trustee.


                                                       Ice Miller Donadio & Ryan
                                                                    Bond Counsel

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----

ARTICLE I.             DEFINITIONS                                                             2

Section 1.1.           Use of Defined Terms                                                    2
Section 1.2.           Definitions                                                             2
Section 1.3.           Interpretation                                                          4
Section 1.4.           Captions and Headings                                                   5

ARTICLE II.            REPRESENTATIONS, WARRANTIES AND COVENANTS                               6

Section 2.1.           Representations, Warranties and Covenants of the Issuer                 6
Section 2.2.           Representations, Warranties and Covenants of the Borrower               7
Section 2.3.           Entire Agreement with Bank                                              9

ARTICLE III.           ISSUANCE OF THE PROJECT BONDS                                          10

Section 3.1.           Refunding of the Prior Bonds                                           10
Section 3.2.           [RESERVED]                                                             10
Section 3.3.           Issuance of the Project Bonds; Application of Proceeds                 10
Section 3.4.           Disbursements from the Refunding Fund                                  10
Section 3.5.           Investment of Fund Moneys                                              10
Section 3.6.           Borrower Required to Pay Issuance Costs and Accrued
                       Interest due on the Project Bonds                                      11

ARTICLE IV.            LOAN BY ISSUER; REPAYMENT OF THE LOAN;
                       LOAN PAYMENTS AND ADDITIONAL PAYMENTS                                  12

Section 4.1.           Loan Repayment; Delivery of Notes and Letter of Credit                 12
Section 4.2.           Additional Payments                                                    13
Section 4.3.           Place of Payments                                                      13
Section 4.4.           Obligations Unconditional                                              13
Section 4.5.           Assignment of Agreement and Revenues                                   14
Section 4.6.           Letter of Credit                                                       14

ARTICLE V.             ADDITIONAL AGREEMENTS AND COVENANTS                                    15

Section 5.1.           Right of Inspection                                                    15
Section 5.2.           Sale, Lease or Grant of Use by Borrower                                15
Section 5.3.           Indemnification                                                        15
Section 5.4.           Borrower Not to Adversely Affect Exclusion from
                       Gross Income of Interest on Project Bonds                              16
Section 5.5.           Assignment by Issuer                                                   16

Section 5.6.           Borrower's Performance Under Indenture                                  17
Section 5.7.           Compliance with Laws                                                    17
Section 5.8.           Taxes, Permits, Utility and Other Charges                               17
Section 5.9.           Continued Existence                                                     17
Section 5.10.          Removal of Portions of the Project                                      17

ARTICLE VI.            REDEMPTION OF PROJECT BONDS                                             19

Section 6.1.           Optional Redemption                                                     19
Section 6.2.           Extraordinary Optional Redemption                                       19
Section 6.3.           Mandatory Redemption of Project Bonds                                   20
Section 6.4.           Actions by Issuer                                                       20
Section 6.5.           Required Deposits for Optional Redemption                               21

ARTICLE VII.           EVENTS OF DEFAULT AND REMEDIES                                          22

Section 7.1.           Events of Default                                                       22
Section 7.2.           Remedies on Default                                                     23
Section 7.3.           No Remedy Exclusive                                                     24
Section 7.4.           Agreement to Pay Attorneys' Fees and Expenses                           24
Section 7.5.           No Waiver                                                               24
Section 7.6.           Notice of Default                                                       24
Section 7.7.           Remedies Subject to Bank's Direction                                    25

ARTICLE VIII.          MISCELLANEOUS                                                           26

Section 8.1.           Term of Agreement                                                       26
Section 8.2.           Notices                                                                 26
Section 8.3.           Extent of Covenants of the Issuer; No Personal Liability                26
Section 8.4.           Binding Effect                                                          26
Section 8.5.           Amendments and Supplements                                              26
Section 8.6.           Execution Counterparts                                                  27
Section 8.7.           Severability                                                            27
Section 8.8.           Governing Law                                                           27
Section 8.9.           Amounts Remaining in Funds                                              27

Exhibit A              The Project                                                            A-1
Exhibit B              Project Note                                                           B-1


         THIS LOAN AGREEMENT is made and entered into as of September 1, 1998 between the City of Wabash, Indiana, a municipal corporation organized and existing under the laws of the State of Indiana (the "Issuer"), and Martin Yale Industries, Inc., an Indiana corporation (the "Borrower"), under the circumstances summarized in the following recitals (the capitalized terms not defined above or in the recitals being used therein as defined in or pursuant to
Article I hereof):

         A. Pursuant to the provisions of Indiana Code 36-7-11.9 and 12 and Indiana Code 5-1-5, as amended (collectively, the "Act"), in order to create or preserve jobs and employment opportunities and improve the economic welfare of the citizens of the City of Wabash, Indiana, the Issuer may issue economic development revenue bonds to provide funds to refund the Prior Bonds, as defined herein.

         B. The Borrower and the Issuer have full right and lawful authority to enter into this Agreement and to perform and observe the provisions hereof on their respective parts to be performed and observed.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto covenant, agree and bind themselves as follows (provided that any obligation of the Issuer created by or arising out of this Agreement shall not be a general debt on its part but shall be payable solely out of the Revenues):

                                   ARTICLE I.

                                   DEFINITIONS

         Section 1.1. USE OF DEFINED TERMS. Words and terms defined in the Indenture shall have the same meanings when used herein, unless the context or use clearly indicates another meaning or intent. In addition, the words and terms set forth in Section 1.2 hereof shall have the meanings set forth therein unless the context or use clearly indicates another meaning or intent.

         Section 1.2.  DEFINITIONS.  As used herein:

         "Additional Payments" means the amounts required to be paid by the Borrower pursuant to the provisions of Section 4.2 hereof.

         "Agreement" means this Loan Agreement, as amended or supplemented from time to time.

         "Bank" means Bank One, Indiana, NA, and its successors and assigns.

         "Commission" means the Wabash Economic Development Commission.

         "Credit Agreement" means the Amended and Restated Credit and Guaranty Agreement dated as of the Closing Date among the Bank, the Borrower and the Guarantor as amended and supplemented from time to time.

         "Event of Default" means any of the events described as an Event of Default in Section 7.1 hereof.

         "Force Majeure" means any of the causes, circumstances or events described as constituting Force Majeure in Section 7.1 hereof.

         "Guarantor" means Escalade, Incorporated, an Indiana corporation and its successors and assigns.

         "Indenture" means the Trust Indenture, dated as of even date herewith, between the Issuer and the Trustee, as amended or supplemented from time to time.

         "Loan" means the loan by the Issuer to the Borrower of the proceeds received from the sale of the Project Bonds.

         "Loan Payment Date" means any date on which any of the Loan Payments are due and payable, whether at maturity, upon acceleration, call for redemption or prepayment, or otherwise.

         "Loan Payments" means the amounts required to be paid by the Borrower in repayment of the Loan pursuant to the provisions of the Notes and of Section
4.1 hereof.

         "Notes" means the Project Note and any Additional Notes.

         "Notice Address" means:

                  (a)      As to the Issuer:         City of Wabash, Indiana
                                                     City Hall, 202 S. Wabash St.
                                                     Wabash, Indiana   46992-3159
                                                     Attention: Clerk-Treasurer

                  (b)      As to the Borrower:       Martin Yale Industries, Inc.
                                                     251 Wedcor Avenue
                                                     Wabash, Indiana   46992
                                                     Attention:  President

                           with a copy to:           Escalade, Incorporated
                                                     817 Maxwell Avenue
                                                     P.O. Box 889
                                                     Evansville, Indiana 47706-0889
                                                     Attention: Chief Financial Officer

                  (c)      As to the Trustee:        Bank One Trust Company, NA
                                                     Bank One Center/Tower
                                                     111 Monument Circle, IN1-0160
                                                     P.O. Box 7700
                                                     Indianapolis, Indiana  46277
                                                     Attention:  Corporate Trust Department

                  (d)      As to the Bank:           Bank One, Indiana, NA
                                                     Bank One Center/Tower
                                                     111 Monument Circle, Suite 1921
                                                     P.O. Box 7700
                                                     Indianapolis, Indiana  46277-0119
                                                     Attention:  Manager, Indiana Commercial Services

                  (e)      As to the
                           Remarketing Agent:        Banc One Capital Markets, Inc.
                                                     150 East Gay Street
                                                     Columbus, Ohio 43215
                                                     Attention: Municipal Trading Desk

or such additional or different address, notice of which is given under Section
8.2 hereof.

         "Prior Bonds" means the City of Wabash, Indiana Economic Development Revenue Bonds, Series 1990 (Martin Yale Industries, Inc. Project), dated May 31, 1990, issued in the original principal amount of $4,500,000.

         "Project" means the real and personal property, including undivided interests or other interests therein, identified in Exhibit A attached hereto as a part hereof, or acquired or installed as a replacement or substitution therefor or an addition thereto, or as may result from any revisions thereof in accordance with the provisions of this Agreement, which property was financed from the proceeds of the Prior Bonds.

         "Project Bonds" means the City of Wabash, Indiana Adjustable Rate Economic Development Revenue Refunding Bonds, Series 1998 (Martin Yale Industries, Inc. Project) authorized in the Indenture in the original principal amount of $2,700,000.

         "Project Note" means the promissory note of the Borrower, dated as of even date with the Project Bonds, in the form attached hereto as Exhibit B and in the principal amount of $2,7000,000 evidencing the obligation of the Borrower to make Loan Payments.

         "Remarketing Agreement" means the Remarketing Agreement between the Borrower and the Remarketing Agent dated as of even date herewith.

         "Refunding Fund" means the Refunding Fund created pursuant to Section
5.01 of the Indenture.

         "Tax Certificate" means the Tax Representation Certificate of the Borrower delivered in connection with the initial issuance and delivery of the Project Bonds.

         "Trustee" means the Trustee at the time acting as such under the Indenture, originally Bank One Trust Company, NA, as Trustee, and any successor Trustee as determined or designated under or pursuant to the Indenture.

         "Unassigned Issuer's Rights" means all of the rights of the Issuer to receive Additional Payments under Section 4.2 hereof, to be held harmless and indemnified under Section 5.3 hereof, to be reimbursed for attorney's fees and expenses under Section 7.4 hereof, and to give or withhold consent to amendments, changes, modifications, alterations and termination of this Agreement under Section 8.5 hereof.

         Section 1.3. INTERPRETATION. Any reference herein to the Issuer or to any member or officer of thereof includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or lawfully performing their respective functions.

         Any reference to a section or provision of the constitution of the State or the Act, or to a section, provision or chapter of the Indiana Code or to any statute of the United States of America, includes that section, provision, chapter or statute as amended, modified, revised, supplemented or superseded from time to time; provided, that no amendment, modification, revision, supplement or superseding section, provision, chapter or statute shall be applicable solely by reason of this provision if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Holders, the Trustee, the Bank or the Borrower under this Agreement.

         Unless the context indicates otherwise, words importing the singular number include the plural number, and vice versa; the terms "hereof," "hereby," "herein," "hereto," "hereunder" and similar terms refer to this Agreement; and the term "hereafter" means after, and the term "heretofore" means before, the date of delivery of the Project Bonds. Words of any gender include the correlative words of the other genders, unless the sense indicates otherwise.

         Section 1.4. CAPTIONS AND HEADINGS. The captions and headings in this Agreement are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof.


                               (End of Article I)

                ARTICLE II.

 REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 2.1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER. The Issuer represents and warrants that:

                  (a) It is a municipal corporation duly organized and validly existing under the laws of the State.

                  (b) It has full legal right, power and authority pursuant to the Act to refund the Prior Bonds through the issuance of the Project Bonds; has made the necessary findings of public purpose, has given any necessary notices and has taken all other steps and followed all procedures required by the Constitution and laws of the State (including the Act) in connection therewith; and has full legal right, power and authority to (i) enter into this Agreement, the Bond Placement Agreement, the Letter of Representations and the Indenture,
         (ii) issue, sell and deliver the Project Bonds and (iii) carry out and consummate all other transactions contemplated by this Agreement, the Bond Placement Agreement, the Letter of Representations and the Indenture.

                  (c) It has duly authorized (i) the execution, delivery and performance of this Agreement, the Project Bonds, the Bond Placement Agreement, the Letter of Representations and the Indenture, and (ii) the taking of any and all such actions as may be required on the part of the Issuer to carry out, give effect to and consummate the transactions contemplated by such instruments.

                  (d) This Agreement, the Bond Placement Agreement, the Letter of Representations and the Indenture constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms; this Agreement, the Bond Placement Agreement, the Letter of Representations and the Indenture have been duly authorized and executed by the Issuer; and, when authenticated by the Trustee in accordance with the provisions of the Indenture, the Project Bonds will have been duly authorized, executed, issued and delivered and will constitute legal, valid and binding special obligations of the Issuer in conformity with the provisions of the Act and the Constitution of the State.

                  (e) There is no action, suit, proceeding, inquiry, or investigation at law or in equity or before or by any court, public board or body, pending or, to the best of the knowledge of the Issuer, threatened against the Issuer, nor to the best of the knowledge of the Issuer is there any basis therefor, which in any manner questions the validity of the Act, the powers of the Issuer referred to in paragraph
         (b) above or the validity of any proceedings taken by the Issuer in connection with the issuance of the Project Bonds or wherein any unfavorable decision, ruling or finding could materially adversely affect the transactions contemplated by this Agreement or which, in any way, would adversely affect the validity or enforceability of the Project Bonds, the Letter of Representations, the

         Indenture, the Bond Placement Agreement or this Agreement (or of any other instrument required or contemplated for use in consummating the transactions contemplated thereby and hereby).

                  (f) The execution and delivery by the Issuer of this Agreement, the Project Bonds, the Bond Placement Agreement, the Letter of Representations and the Indenture in compliance with the provisions of each of such instruments will not conflict with or constitute a breach of, or default under, any material commitment, agreement or other instrument to which the Issuer is a party or by which it is bound, or under any provision of the Act, the Constitution of the State or any existing law, rule, regulation, ordinance, judgment, order or decree to which the Issuer is subject.

                  (g) The Issuer will do or cause to be done all things necessary, so far as lawful, to preserve and keep in full force and effect its existence or to assure the assumption of its obligations under this Agreement, the Indenture, the Letter of Representations and the Project Bonds by any successor municipal corporation.

                  (h) The Project constitutes economic development facilities within the meaning of the Act.

         Section 2.2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower represents, warrants and covenants that:

                  (a) The Borrower is an Indiana corporation duly formed, validly existing in full force and effect and qualified to transact business under the laws of the State of Indiana, and has full power and authority to execute, deliver and perform this Agreement, the Bond Placement Agreement, the Credit Agreement, the Remarketing Agreement and the Project Note and to enter into and carry out the transactions contemplated by those documents. The execution, delivery and performance do not, and will not, violate any provision of law applicable to the Borrower or its Articles of Incorporation or By-laws and will not conflict with or result in a default under any agreement or instrument to which the Borrower is a party or by which the Borrower is bound. This Agreement, the Bond Placement Agreement, the Credit Agreement, the Remarketing Agreement and the Project Note, by proper action, have been duly authorized, executed and delivered by the Borrower and are valid and binding obligations of the Borrower.

                  (b) This Agreement, the Bond Placement Agreement, the Remarketing Agreement, the Credit Agreement and the Project Note, by proper action, have been duly authorized, executed and delivered by the Borrower and are valid and binding obligations of the Borrower.

                  (c) The Project has created and preserved jobs and employment opportunities in the City of Wabash, thereby improving the economic welfare of the City of Wabash.

                  (d) The Project is owned by the Borrower and the acquisition, installation and operation of the property comprising the Project by the Borrower complies with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction over the Project, and all necessary permits, licenses, consents and permissions necessary for the Project have been obtained.

                  (e) The representations contained in the Tax Certificate (which is incorporated herein by this reference thereto) are true and correct and the Borrower will observe the covenants contained therein as fully as if set forth herein.

                  (f) The Borrower is not in default in the payment of principal of, or interest on, any of the Borrower's indebtedness for borrowed money, or in default under any instrument under which, or subject to which, any indebtedness has been incurred, and no event has occurred and is continuing under the provisions of any agreement involving the Borrower that, with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

                  (g) No litigation at law or in equity nor any proceeding before any governmental agency or other tribunal involving the Borrower is pending or, to the knowledge of the Borrower, threatened, in which any liability of the Borrower is not adequately covered by insurance or in which any judgment or order would have a material and adverse effect upon the business or assets of the Borrower or would materially and adversely affect the Project, the validity of this Agreement, the Bond Placement Agreement, the Credit Agreement, the Remarketing Agreement and the Project Note or the performance of the Borrower's obligations thereunder or the transactions contemplated hereby.

                  (h) The Borrower has not made and will not make any changes to the Project or to the operation thereof which would affect the qualification of the Project under the Act or impair the exclusion from gross income for federal income tax purposes of the interest on the Project Bonds.

                  (i) The Bank does not control, either directly or indirectly through one or more intermediaries, the Borrower. Likewise, the Borrower does not control, either directly or indirectly through one or more intermediaries, the Bank. "Control" for this purpose has the meaning given to such term in Section 2(a)(9) of the Investment Company Act of 1940. The Borrower has covenanted in the Agreement to provide written notice to the Trustee, the Remarketing Agent, and the Bondholders thirty (30) days prior to consummation of any transaction that would result in the Borrower controlling or being controlled by the Bank or any provider of an Alternate Letter of Credit or Supplemental Credit Facility, as defined in the Indenture.

         Section 2.3.  ENTIRE AGREEMENT WITH BANK.

                  (a) The Borrower hereby represents to the Issuer that the Credit Agreement and any other loan documents relating to the Credit Agreement constitute the entire agreement between the Borrower and the Bank respecting the loan of any funds to the

         Borrower. The Borrower represents that there is no other agreement, either oral or written, between the Borrower, on the one hand, or the Bank on the other hand respecting the loan of any funds to the Borrower.

                  (b) The Borrower hereby covenants to the Issuer that it will not take any action, directly or indirectly (including, but not limited to, any amendment to Section 12 of the Credit Agreement), nor fail to take any action, directly or indirectly, which would cause any payment under the Letter of Credit from the Bank to the Trustee to be a voidable preference under Section 547 of Title 11 of the United States Code, 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code") which is recoverable under Section 550(a) of the Bankruptcy Code in the event of the filing of a petition in bankruptcy by or against the Borrower or the Issuer.




                               (End of Article II)

                                  ARTICLE III.

                          ISSUANCE OF THE PROJECT BONDS

         Section 3.1. REFUNDING OF THE PRIOR BONDS. The Borrower agrees: (a) to cause the Prior Bonds to be redeemed within ninety (90) days of delivery of the Project Bonds; and (b) to pay all fees, costs and expenses incurred in refunding the Prior Bonds from Funds of the Borrower.

         Section 3.2.  [RESERVED].

         Section 3.3. ISSUANCE OF THE PROJECT BONDS; APPLICATION OF PROCEEDS. To provide funds to make the Loan for purposes of assisting the Borrower in the refunding of the Prior Bonds, the Issuer will issue, sell and deliver the Project Bonds upon the order of the Placement Agent as provided in the Bond Placement Agreement. The Project Bonds will be issued pursuant to the Indenture in the aggregate principal amount, will bear interest, will mature and will be subject to redemption as set forth therein. The Borrower hereby approves the terms and conditions of the Indenture and the Project Bonds, and the terms and conditions under which the Project Bonds will be issued, sold and delivered.

         The proceeds from the sale of the Project Bonds shall be loaned to the Borrower and paid over to the Trustee for the benefit of the Borrower and the Holders of the Project Bonds and deposited as provided in Sections 5.01 and 5.03 of the Indenture.

         At the request of the Borrower, and for the purposes and upon fulfillment of the conditions specified in the Indenture, the Issuer may provide for the issuance, sale and delivery of Additional Bonds and loan the proceeds from the sale thereof to the Borrower.

         Section 3.4. DISBURSEMENTS FROM THE REFUNDING FUND. Disbursements from the proceeds of the sale of the Project Bonds which are deposited in the Refunding Fund shall be used to effect the redemption of the Prior Bonds within 90 days of the delivery of the Project Bonds at the written direction of the Borrower.

         Section 3.5. INVESTMENT OF FUND MONEYS. At the written request of the Authorized Borrower Representative, any moneys held as part of the Bond Fund (except moneys held in the Bond Fund from draws on the Letter of Credit for purposes of defeasing the Project Bonds pursuant to Article IX of the Indenture), the Refunding Fund or the Rebate Fund shall be invested or reinvested by the Trustee in Eligible Investments. The Issuer and the Borrower each hereby covenants that it will restrict that investment and reinvestment and the use of the proceeds of the Project Bonds in such manner and to such extent, if any, as may be necessary, after taking into account reasonable expectations at the time of delivery of and payment for the Project Bonds, so that the Project Bonds will not constitute arbitrage bonds under Section 148 of the Code.

         The Borrower shall provide the Issuer with, and the Issuer may base its certifications as authorized by the Bond Resolution on, a certificate of the Borrower for inclusion in the transcript of proceedings for the Project Bonds, setting forth the reasonable expectations of the Borrower on the date of delivery of and payment for the Project Bonds regarding the amount and use of the proceeds of the Project Bonds and the facts, estimates and circumstances on which those expectations are based.

         Section 3.6. BORROWER REQUIRED TO PAY ISSUANCE COSTS AND ACCRUED INTEREST DUE ON THE PROJECT BONDS. The Borrower agrees to pay all costs of issuance for the Project Bonds from funds other than the proceeds of the Project Bonds or the Prior Bonds, including but not limited to various counsel fees, trustee fees, underwriting fees, accounting fees, printing fees, etc. The Borrower further agrees to pay all interest accrued and unpaid on the Project Bonds through the date of redemption of the Prior Bonds.

                              (End of Article III)

                                   ARTICLE IV.

                     LOAN BY ISSUER; REPAYMENT OF THE LOAN;
                      LOAN PAYMENTS AND ADDITIONAL PAYMENTS

         Section 4.1. LOAN REPAYMENT; DELIVERY OF NOTES AND LETTER OF CREDIT. Upon the terms and conditions of this Agreement, the Issuer will make the Loan to the Borrower. In consideration of and in repayment of the Loan, the Borrower shall make, as Loan Payments, payments sufficient in time and amount to pay when due all Bond Service Charges, all as more particularly provided in the Project Note and any Additional Note. The Project Note shall be executed and delivered by the Borrower concurrently with the execution and delivery of this Agreement. All Loan Payments shall be paid to the Trustee in accordance with the terms of the Notes for the account of the Issuer and shall be held and applied in accordance with the provisions of the Indenture and this Agreement. To the extent of payments made with respect to Bond Service Charges pursuant to draws upon the Letter of Credit, the Borrower shall receive a credit against its obligation to make Loan Payments under this Agreement and the Project Note, and shall deliver Loan Payments to the Bank as reimbursement to the Bank for draws made under the Letter of Credit for the purpose of paying Bond Service Charges.

         In connection with the issuance of any Additional Bonds permitted by the Bank, the Borrower shall execute and deliver to the Trustee one or more Additional Notes in a form substantially similar to the form of the Project Note. All such Additional Notes shall:

                  (a) provide for payments of interest equal to the payments of interest on the corresponding Additional Bonds;

                  (b) require payments of principal and prepayments and any premium equal to the payments of principal, redemption payments and sinking fund payments and any premium on the corresponding Additional Bonds;

                  (c) require all payments on any such Additional Notes to be made no later than the due dates for the corresponding payments to be made on the corresponding Additional Bonds; and

                  (d) contain by reference or otherwise optional and mandatory prepayment provisions and provisions in respect of the optional and mandatory acceleration or prepayment of principal and any premium corresponding with the redemption and acceleration provisions of the corresponding Additional Bonds.

         All Notes shall secure equally and ratably all outstanding Bonds, except that, so long as no Event of Default described in paragraph (a), (b), (f) or (g) of Section 7.01 of the Indenture has occurred and is continuing, payments by the Borrower on the Project Note shall be used by the Trustee to reimburse the Bank for payments made in connection with drawings on the Letter of Credit used to pay Bond Service Charges on the Project Bonds.

         Upon payment in full, in accordance with the Indenture, of the Bond Service Charges on any series of Bonds, whether at maturity or by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the provisions of the Indenture, (i) the Notes issued concurrently with those corresponding Bonds, of the same maturity, bearing the same interest rate and in an amount equal to the aggregate principal amount of the Bonds so surrendered and canceled or for the payment of which provision has been made, shall be deemed fully paid, the obligations of the Borrower thereunder shall be terminated, and any such Notes shall be surrendered by the Trustee to the Borrower, and shall be canceled by the Borrower, or (ii) in the event there is only one of those Notes, an appropriate notation shall be endorsed thereon evidencing the date and amount of the principal payment or prepayment equal to the Bonds so paid, or with respect to which provision for payment has been made, and that Note shall be surrendered by the Trustee to the Borrower for cancellation if all Bonds shall have been paid (or provision made therefor) and canceled as aforesaid. Unless the Borrower is entitled to a credit under express terms of this Agreement or the Notes, all payments on each of the Notes shall be in the full amount required thereunder.

         Except for such interest of the Borrower and the Bank as may hereafter arise pursuant to Section 5.07 or 5.08 of the Indenture, the Borrower and the Issuer each acknowledge that neither the Borrower nor the Issuer has any interest in the Bond Fund and any moneys deposited therein shall be in the custody of and held by the Trustee in trust for the benefit of the Holders and, to the extent of amounts due under the Credit Agreement, the Bank.

         Section 4.2. ADDITIONAL PAYMENTS. The Borrower shall pay to the Issuer, as Additional Payments hereunder, any and all costs and expenses incurred or to be paid by the Issuer in connection with the issuance and delivery of the Project Bonds and Additional Bonds or otherwise related to actions taken by the Issuer under this Agreement or the Indenture.

         The Borrower shall pay to the Trustee, the Registrar and any Paying Agent or Authenticating Agent, their reasonable fees, charges and expenses, including counsel fees and expenses, for acting as such under the Indenture.

         Section 4.3. PLACE OF PAYMENTS. The Borrower shall make all Loan Payments directly to the Trustee at its principal corporate trust office in Indianapolis, Indiana. Additional Payments shall be made directly to the person or entity to whom or to which they are due.

         Section 4.4. OBLIGATIONS UNCONDITIONAL. The obligations of the Borrower to make Loan Payments, Additional Payments and any payments required of the Borrower under Section 6.03 of the Indenture shall be absolute and unconditional, and the Borrower shall make such payments without abatement, diminution or deduction regardless of any cause or circumstances whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim which the Borrower may have or assert against the Issuer, the Trustee, any Paying Agent or Authenticating Agent, the Remarketing Agent, the Bank or any other Person; provided that the Borrower may contest or dispute the amount of any such obligation (other than Loan Payments) so long as such contest or dispute does not result in an Event of Default under the Indenture.

         Section 4.5. ASSIGNMENT OF AGREEMENT AND REVENUES. To secure the payment of Bond Service Charges, the Issuer shall assign to the Trustee, by the Indenture, all its right, title and interest in and to the Revenues, the Agreement (except for Unassigned Issuer's Rights) and the Project Note.
The Borrower hereby agrees and consents to that assignment.

         Section 4.6. LETTER OF CREDIT. Simultaneously with the initial delivery of the Project Bonds pursuant to the Indenture and the Bond Placement Agreement, the Borrower shall cause the Bank to issue and deliver the Letter of Credit to the Trustee. The Letter of Credit may be replaced by an Alternate Letter of Credit complying with the provisions of Section 5.09 of the Indenture and shall be in substantially the form attached to the Credit Agreement and made a part thereof. The Borrower shall take whatever action may be necessary to maintain the Letter of Credit or an Alternate Letter of Credit in full force and effect during the period required by the Indenture, including the payment to the Bank of all amounts due and payable under the Credit Agreement.


                               (End of Article IV)

                                   ARTICLE V.

                       ADDITIONAL AGREEMENTS AND COVENANTS


         Section 5.1. RIGHT OF INSPECTION. Subject to reasonable security and safety regulations and upon reasonable notice, the Issuer, the Bank and the Trustee, and their respective agents, shall have the right during normal business hours to inspect the Project.

         Section 5.2. SALE, LEASE OR GRANT OF USE BY BORROWER. With the written consent of the Bank and subject to any other agreement to which the Borrower is a party or by which it is bound, the Borrower may sell, lease or grant the right to occupy and use the Project, in whole or in part, to others, provided that:

                  (a) No such sale, lease or grant shall relieve the Borrower from the Borrower's obligations under this Agreement or the Notes;

                  (b) In connection with any such sale, lease or grant the Borrower shall retain such rights and interests as will permit the Borrower to comply with the Borrower's obligations under this Agreement and the Notes;

                  (c) No such sale, lease or grant shall impair materially the purposes of the Act to be accomplished by operation of the Project as herein provided or adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds.

         Section 5.3. INDEMNIFICATION. The Borrower releases the Issuer and the State from, agrees that the Issuer and the State shall not be liable for, and shall indemnify the Issuer and the State against, all liabilities, claims, costs and expenses, including attorneys fees and expenses, imposed upon, incurred or asserted against the Issuer or the State on account of: (a) any loss or damage to property or injury to or death of or loss by any person that may be occasioned by any cause whatsoever pertaining to the acquisition, construction, equipping, installation, maintenance, operation or use of the Project; (b) any breach or default on the part of the Borrower in the performance of any covenant or agreement of the Borrower under this Agreement, the Credit Agreement, the Project Note or any related document, or arising from any act or failure to act by the Borrower, or any of the Borrower's agents, contractors, servants, employees or licensees; (c) the authorization, issuance, failure to issue, sale, trading, redemption or servicing of the Project Bonds, and the provision of any information or certification furnished in connection therewith concerning the Project Bonds, the Project or the Borrower including, without limitation, the Preliminary Offering Memorandum and the Offering Memorandum (each as defined in the Bond Placement Agreement), any information furnished by the Borrower for, and included in, or used as a basis for preparation of, any certifications, information statements or reports furnished by the Issuer, and any other information or certification obtained from the Borrower to assure the exclusion of the interest on the Project Bonds from gross income of the Holders thereof for federal income tax purposes; (d) the Borrower's failure to comply with any requirement of this Agreement or the Code pertaining to such exclusion of that interest, including the covenants in Section 5.4 hereof; and (e) any claim, action or proceeding brought with respect to the matters set forth in (a), (b), (c) or (d) above.

         The Borrower agrees to indemnify the Trustee for, and to hold it harmless against, all liabilities, claims, costs and expenses, including counsel fees and expenses, incurred without negligence or willful misconduct on the part of the Trustee on account of any action taken or omitted to be taken by the Trustee in accordance with the terms of this Agreement, the Bonds, the Credit Agreement, the Letter of Credit, the Notes or the Indenture, or any action taken at the request of or with the consent of the Borrower, including the costs and expenses of the Trustee in defending itself against any such claim, action or proceeding brought in connection with the exercise or performance of any of its powers or duties under this Agreement, the Bonds, the Indenture, the Credit Agreement, the Letter of Credit or the Notes.

         In case any action or proceeding is brought against the Issuer, the State or the Trustee in respect of which indemnity may be sought hereunder, the party seeking indemnity promptly shall give notice of that action or proceeding to the Borrower, and the Borrower upon receipt of that notice shall have the obligation and the right to assume the defense of the action or proceeding; provided, that failure of a party to give that notice shall not relieve the Borrower from any of the Borrower's obligations under this Section unless that failure materially prejudices the defense of the action or proceeding by the Borrower. An indemnified party at its own expense may employ separate counsel and participate in the defense. The Borrower shall not be liable for any settlement made without the Borrower's consent.

         The indemnification set forth above is intended to and shall include the indemnification of all affected officials, directors, members, officers and employees of the Issuer, the State and the Trustee, respectively. That indemnification is intended to and shall be enforceable by the Issuer and the Trustee, respectively, to the full extent permitted by law.

         Section 5.4. BORROWER NOT TO ADVERSELY AFFECT EXCLUSION FROM GROSS INCOME OF INTEREST ON PROJECT BONDS. The Borrower hereby represents that the Borrower has taken and caused to be taken, and covenants that the Borrower will take and cause to be taken, all actions that may be required of the Borrower, alone or in conjunction with the Issuer, for the interest on the Project Bonds to be and remain excluded from gross income for federal income tax purposes, and represents that the Borrower has not taken or permitted to be taken on the Borrower's behalf, and covenants that the Borrower will not take or permit to be taken on the Borrower's behalf, any actions that would adversely affect such exclusion under the provisions of the Code.

         Section 5.5. ASSIGNMENT BY ISSUER. Except for the assignment of this Agreement to the Trustee, the Issuer shall not attempt to further assign, transfer or convey its interest in the Revenues or this Agreement or create any pledge or lien of any form or nature with respect to the Revenues or the payments hereunder.

         Section 5.6. BORROWER'S PERFORMANCE UNDER INDENTURE. The Borrower has examined the Indenture and approves the form and substance of, and agrees to be bound by, its terms.

The Borrower, for the benefit of the Issuer and each Bondholder, shall do and perform all acts and things required or contemplated in the Indenture to be done or performed by the Borrower. The Borrower is a third party beneficiary of certain provisions of the Indenture, and Section 8.05 of the Indenture is hereby incorporated herein by reference.

         Section 5.7. COMPLIANCE WITH LAWS. The Borrower shall, throughout the term of this Agreement, promptly comply or cause compliance in all material respects with all laws, ordinances, orders, rules, regulations and requirements of duly constituted public authorities which may be applicable to the Project or to the repair and alteration thereof, or to the use or manner of use of the Project or to the Borrower's and any lessee's operations on the Project Site. Notwithstanding the foregoing, the Borrower shall have the right to contest or cause to be contested the legality or the applicability of any such law, ordinance, order, rule, regulation or requirement so long as, in the opinion of counsel satisfactory to the Trustee and the Bank, such contest shall not in any way materially adversely affect or impair the obligations of the Borrower hereunder or any right or interest of the Trustee or the Bank in, to and under the Indenture, the Credit Agreement or this Agreement.

         Section 5.8. TAXES, PERMITS, UTILITY AND OTHER CHARGES. The Borrower shall pay and discharge or cause to be paid and discharged, promptly as and when the same shall become due and payable, all taxes and governmental charges of any kind whatsoever that may be lawfully assessed against the Issuer, the Trustee, the Bank or the Borrower with respect to the Project or any portion thereof. The Borrower may in good faith contest or cause to be contested any such tax or governmental charge, and in such event may permit such tax or governmental charge to remain unsatisfied during the period of such contest and may appeal therefrom unless in the opinion of counsel satisfactory to the Trustee and the Bank, by such action any right or interest of the Trustee or the Bank in, to and under the Indenture, the Credit Agreement or this Agreement shall be materially endangered or the Project or any part thereof, shall become subject to imminent loss or forfeiture, in which event such tax or governmental charge shall be paid prior to any such loss or forfeiture. The Borrower shall procure or cause to be procured any and all necessary building permits, other permits, licenses and other authorizations required for the lawful and proper acquisition and installation of the property comprising the Project and for the lawful and proper use and operation of the Project.

         Section 5.9. CONTINUED EXISTENCE. Except as otherwise provided in or permitted pursuant to the Credit Agreement, or unless otherwise provided by law, the Borrower shall maintain its existence and continue to be a corporation duly formed and validly existing and in full force and effect under the laws of the State of Indiana and duly authorized to transact business in the State.

         Section 5.10. REMOVAL OF PORTIONS OF THE PROJECT. Upon the written consent of the Bank, the Borrower shall have the right, from time to time, to remove, substitute or modify any portion of the Project, provided that such removal, substitution or modification shall not impair the character of the Project as a "project" within the meaning of the Act. Any such substituted or modified property shall be included under the terms of this Agreement as part of the Project.

                               (End of Article V)

                                   ARTICLE VI.

                           REDEMPTION OF PROJECT BONDS


         Section 6.1. OPTIONAL REDEMPTION. Provided no Event of Default shall have occurred and be continuing at any time and from time to time, the Borrower may deliver moneys to the Trustee in addition to Loan Payments or Additional Payments required to be made and direct the Trustee to use the moneys so delivered for the purpose of purchasing Project Bonds or of reimbursing the Bank for drawings on the Letter of Credit used to redeem Project Bonds called for optional redemption in accordance with the applicable provisions of the Indenture.

         Section 6.2. EXTRAORDINARY OPTIONAL REDEMPTION. The Borrower, with the prior written consent of the Bank, shall have, subject to the conditions hereinafter imposed, the option to direct the redemption of the entire unpaid principal balance of the Project Bonds in accordance with the applicable provisions of the Indenture upon the occurrence of any of the following events:

                  (a) The Project shall have been damaged or destroyed to such an extent that (1) it cannot reasonably be expected to be restored, within a period of three months, to the condition thereof immediately preceding such damage or destruction or (2) its normal use and operation is reasonably expected to be prevented for a period of three consecutive months;

                  (b) Title to, or the temporary use of, all or a significant part of the Project shall have been taken under the exercise of the power of eminent domain (1) to such extent that the Project cannot reasonably be expected to be restored within a period of three months to a condition of usefulness comparable to that existing prior to the taking or (2) as a result of the taking, normal use and operation of the Project is reasonably expected to be prevented for a period of three consecutive months;

                  (c) As a result of any changes in the Constitution of the State, the Constitution of the United States of America, or state or federal laws, or as a result of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Issuer, the Trustee or the Borrower in good faith, this Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in this Agreement, or if unreasonable burdens or excessive liabilities shall have been imposed with respect to the Project or the operation thereof, including, without limitation, federal, state or other ad valorem, property, income or other taxes not being imposed on the date of this Agreement other than ad valorem taxes presently levied upon privately owned property used for the same general purpose as the Project; or

                  (d) Changes in the economic availability of raw materials, operating supplies, energy sources or supplies, or facilities (including, but not limited to, facilities in connection with the disposal of industrial wastes) necessary for the operation of the Project shall have occurred or technological or other changes shall have occurred which the Borrower cannot reasonably overcome or control and which in the Borrower's reasonable judgment render the operation of the Project uneconomic.

         With the prior written consent of the Bank, the Borrower also shall have the option, in the event that title to or the temporary use of a portion of the Project shall be taken under the exercise of the power of eminent domain, even if the taking is not of such nature as to permit the exercise of the redemption option upon an event specified in clause (b) above, to direct the redemption, at a redemption price of 100% of the principal amount thereof prepaid, plus accrued interest to the redemption date, of that part of the outstanding principal balance of the Project Bonds as may be payable from the proceeds received by the Borrower (after the payment of costs and expenses incurred in the collection thereof) in the eminent domain proceeding, provided that the Borrower shall furnish to the Issuer and the Trustee a certificate of an Engineer stating that (1) the property comprising the part of the Project taken is not essential to continued operations of the Project in the manner existing prior to that taking, (2) the Project has been restored to a condition substantially equivalent to that existing prior to the taking, or (3) other improvements have been acquired or made which are suitable for the continued operation of the Project.

         To exercise any option under this Section, the Borrower within 90 days following the event authorizing the exercise of that option, or at any time during the continuation of the condition referred to in clause (d) of the first paragraph of this Section, shall give notice to the Issuer and to the Trustee specifying the date of redemption, which date shall be not more than ninety days from the date that notice is mailed, and shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption.

         The rights and options granted to the Borrower in this Section may be exercised whether or not the Borrower is in default hereunder; provided, that such default will not relieve the Borrower from performing those actions which are necessary to exercise any such right or option granted hereunder.

         Section 6.3. MANDATORY REDEMPTION OF PROJECT BONDS. If, as provided in the Project Bonds and the Indenture, the Project Bonds become subject to mandatory redemption as a result of a Determination of Taxability, the Borrower shall deliver to the Trustee, upon the date requested by the Trustee, moneys sufficient to pay in full the Project Bonds, as appropriate, in accordance with the mandatory redemption provisions relating thereto set forth in the Indenture.

         Section 6.4. ACTIONS BY ISSUER. At the request of the Borrower or the Trustee, the Issuer shall take all steps required of it under the applicable provisions of the Indenture or the Bonds to effect the redemption of all or a portion of the Bonds pursuant to this Article VI.

         Section 6.5. REQUIRED DEPOSITS FOR OPTIONAL REDEMPTION. Except with the prior written consent of the Bank, the Trustee shall not give notice of call to the Holders pursuant to the optional redemption provisions of Section 4.01 of the Indenture and Sections
6.1 and 6.2 hereof unless, prior to the date by which the call notice is to be given there shall be on deposit with the Trustee, Eligible Funds sufficient to redeem at the redemption price thereof, including premium (if any) and interest accrued to the redemption date, all Project Bonds for which notice of redemption is to be given.

         All amounts paid by the Borrower pursuant to this Article which are used to pay principal of, premium, if any, or interest on the Bonds, or to reimburse the Bank for moneys drawn under the Letter of Credit and used for such purposes, shall constitute prepaid Loan Payments.


                               (End of Article VI)

                                  ARTICLE VII.

                         EVENTS OF DEFAULT AND REMEDIES


         Section 7.1. EVENTS OF DEFAULT. Each of the following shall be an Event of Default:

                  (a) The Borrower shall fail to pay when due any Loan Payment;

                  (b) Any representation or warranty by the Borrower contained in this Agreement or in any certificate or instrument delivered by the Borrower pursuant to this Agreement or in connection with the issuance of the Project Bonds or any Additional Bonds is false or misleading in any material respect;

                  (c) The Borrower shall fail to observe and perform any agreement, term or condition contained in this Agreement, and the continuation of such failure for a period of 30 days after notice thereof shall have been given to the Borrower by the Issuer or the Trustee, or for such longer period as the Issuer and the Trustee may agree to in writing; provided, that if the failure is other than the payment of money and is of such nature that it can be corrected but not within the applicable period, that failure shall not constitute an Event of Default so long as the Borrower institutes curative action within the applicable period and diligently pursues that action to completion;

                  (d) The Borrower shall: (i) admit in writing its inability to pay its debts generally as they become due; (ii) have an order for relief entered in any case commenced by or against it under the federal bankruptcy laws, as now or hereafter in effect; (iii) commence a proceeding under any other federal or state bankruptcy, insolvency, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for 90 days; (iv) make an assignment for the benefit of creditors; or (v) have a receiver or trustee appointed for it or for the whole or any substantial part of its property;

                  (e) There shall occur an "Event of Default" as defined in the Indenture.

         Notwithstanding the foregoing, if, by reason of Force Majeure, the Borrower is unable to perform or observe any agreement, term or condition which would give rise to an Event of Default under paragraph (c) above (other than the payment of moneys), the Borrower shall not be deemed in default during the continuance of such inability. However, the Borrower shall promptly give notice to the Trustee and the Issuer of the existence of an event of Force Majeure and shall use its best efforts to remove the effects thereof; provided that the settlement of strikes or other industrial disturbances shall be entirely within the Borrower's discretion.

         The term Force Majeure shall mean, without limitation, the following:

                           (i) acts of God; strikes; lockouts or other
                  industrial disturbances; acts of public enemies; orders or restraints of any kind of the government of the United States of America or of the State or any of their departments, agencies, political subdivisions or officials, or any civil or military authority; insurrections; civil disturbances; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; tornados; storms; droughts; floods; arrests; restraint of government and people; explosions; breakage, malfunction or accident to facilities, machinery, transmission pipes or canals; partial or entire failure of utilities; shortages of labor, materials, supplies or transportation; or

                           (ii) any cause, circumstance or event not reasonably
                  within the control of the Borrower.

         The provisions of paragraph (d) above are subject to the condition that the declaration of an Event of Default due to any of the facts or circumstances specified therein, and the exercise of remedies upon any such declaration, shall be subject to any applicable limitations of the United States Bankruptcy Code affecting or precluding such declaration or exercise during the pendency of or immediately following any bankruptcy, liquidation or reorganization proceedings.

         Section 7.2. REMEDIES ON DEFAULT. Whenever an Event of Default shall have happened and be continuing, any one or more of the following remedial steps may be taken:

                  (a) If and only if acceleration of the principal amount of the Bonds has been declared pursuant to Section 7.03 of the Indenture, the Trustee shall declare all Loan Payments and Notes to be immediately due and payable, whereupon the same shall become immediately due and payable;

                  (b) The Bank or the Trustee may have access to, inspect, examine and make copies of the books, records, accounts and financial data of the Borrower pertaining to the Project; and

                  (c) The Issuer or the Trustee may pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Agreement, the Letter of Credit or the Notes or to enforce the performance and observance of any other obligation or agreement of the Borrower under those instruments.

         Notwithstanding the foregoing, the Issuer shall not be obligated to take any step which in its opinion will or might cause it to expend time or money or otherwise incur liability unless and until a satisfactory indemnity bond has been furnished to the Issuer at no cost or expense to the Issuer. Any amounts collected as Loan Payments or applicable to Loan Payments and any other amounts which would be applicable to payment of Bond Service Charges collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if the outstanding Bonds have been paid and discharged in accordance with the provisions of the Indenture, shall be paid as provided in

Section 5.08 of the Indenture for transfers of remaining amounts in the Bond
Fund.

         The provisions of this section are subject to the further limitation that the rescission by the Trustee of its declaration that all of the Bonds are immediately due and payable also shall constitute an annulment of any corresponding declaration made pursuant to paragraph (a) of this Section and a waiver and rescission of the consequences of that declaration and of the Event of Default with respect to which that declaration has been made, provided that no such waiver or rescission shall extend to or affect any subsequent or other default or impair any right consequent thereon.

         Section 7.3. NO REMEDY EXCLUSIVE. No remedy conferred upon or reserved to the Issuer or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, the Letter of Credit or any Note, or now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair that right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than any notice required by law or for which express provision is made herein.

         Section 7.4. AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. If an Event of Default should occur and the Issuer or the Trustee should incur expenses, including attorneys' fees, in connection with the enforcement of this Agreement, the Letter of Credit or any Note or the collection of sums due thereunder, the Borrower shall reimburse the Issuer and the Trustee, as applicable, for the reasonable expenses so incurred upon demand.

         Section 7.5. NO WAIVER. No failure by the Issuer or the Trustee to insist upon the strict performance by the Borrower of any provision hereof shall constitute a waiver of their right to strict performance and no express waiver shall be deemed to apply to any other existing or subsequent right to remedy the failure by the Borrower to observe or comply with any provision hereof.

         The Issuer and the Trustee may waive any Event of Default hereunder only with the prior written consent of the Bank.

         Section 7.6. NOTICE OF DEFAULT. The Borrower or the Issuer shall notify the Trustee and the Bank immediately if it becomes aware of the occurrence of any Event of Default hereunder or of any fact, condition or event which, with the giving of notice or passage of time or both, would become an Event of Default.

         Section 7.7. REMEDIES SUBJECT TO BANK'S DIRECTION. Except in the case of an Event of Default pursuant to Section 7.01(g) or (h) of the Indenture, the Bank shall have the right to direct the remedies to be exercised by the Trustee, whether under Article VII of this Agreement or under Article VII of the Indenture.

                              (End of Article VII)

                                  ARTICLE VIII.

                                  MISCELLANEOUS


         Section 8.1. TERM OF AGREEMENT. This Agreement shall be and remain in full force and effect from the date of initial delivery of the Project Bonds until such time as all of the Bonds shall have been fully paid (or provision made for such payment) pursuant to the Indenture and all other sums payable by the Borrower under this Agreement and the Notes shall have been paid, except for obligations of the Borrower under Sections 4.2 and 5.3 hereof, which shall survive any termination of this Agreement.

         Section 8.2. NOTICES. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by first class mail, postage prepaid, and addressed to the appropriate Notice Address. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Issuer, the Borrower, the Bank or the Trustee shall also be given to the others. The Borrower, the Issuer, the Bank and the Trustee, by notice given hereunder, may designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         Section 8.3. EXTENT OF COVENANTS OF THE ISSUER; NO PERSONAL LIABILITY. All covenants, obligations and agreements of the Issuer contained in this Agreement or the Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future member, officer, agent or employee of the Issuer or the Commission in other than his official capacity, and neither the members of the Issuer and the Commission nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance (or failure to issue) thereof or by reason of the covenants, obligations or agreements of the Issuer contained in this Agreement or in the Indenture.

         Section 8.4. BINDING EFFECT. This Agreement shall inure to the benefit of and shall be binding in accordance with its terms upon the Issuer, the Borrower and their respective successors and assigns; provided that this Agreement may not be assigned by the Borrower (except in connection with a sale, lease or grant of use pursuant to Section 5.2 hereof) and may not be assigned by the Issuer except to the Trustee pursuant to the Indenture or as otherwise may be necessary to enforce or secure payment of Bond Service Charges. This Agreement may be enforced only by the parties, their assignees and others who may, by law, stand in their respective places.

         Section 8.5. AMENDMENTS AND SUPPLEMENTS. Except as otherwise expressly provided in this Agreement, any Note or the Indenture, subsequent to the issuance of the Project Bonds and prior to all conditions provided for in the Indenture for release of the Indenture having been met, this Agreement or any Note may not be effectively amended, changed, modified, altered or terminated except in accordance with the applicable provisions of Article XI of the Indenture.

         Section 8.6. EXECUTION COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

         Section 8.7. SEVERABILITY. If any provision of this Agreement, or any covenant, obligation or agreement contained herein, is determined by a court of competent jurisdiction to be invalid or unenforceable, that determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

         Section 8.8. GOVERNING LAW. This Agreement shall be deemed to be a contract made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State.

         Section 8.9. AMOUNTS REMAINING IN FUNDS. Any amounts in the Bond Fund remaining unclaimed by the Holders of Bonds for four years after the due date thereof (whether at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements or otherwise), shall be paid to the Borrower provided that if the Trustee shall have drawn on the Letter of Credit, and the Bank is owed any amount by the Borrower pursuant to the Credit Agreement, such amounts remaining in the Bond Fund shall belong to and be paid first to the Bank to the extent of such unpaid amounts. With respect to that principal of and any premium and interest on the Bonds to be paid from moneys paid to the Borrower or the Bank pursuant to the preceding sentence, the Holders of the Bonds entitled to those moneys shall look solely to the Borrower for the payment of those moneys.

         Further, any amounts remaining in the Bond Fund (subject to any limitations in the Indenture) and any other special funds or accounts (other than the Project Fund and the Rebate Fund) created under this Agreement or the Indenture after all of the outstanding Bonds shall be deemed to have been paid and discharged under the provisions of the Indenture and all other amounts required to be paid under this Agreement, the Notes and the Indenture have been paid, shall be paid (to the extent that those moneys are in excess of the amounts necessary to effect the payment and discharge of the outstanding Bonds) first to the Bank to the extent that any amount is owed by the Borrower to the Bank under the terms of the Letter of Credit or Credit Agreement, and then to the Borrower.


                              (End of Article VIII)

         IN WITNESS WHEREOF, the Issuer and the Borrower have executed this Loan Agreement, all as of the date first above written.


                                          CITY OF WABASH, INDIANA



                                          By:
                                             ---------------------
                                             Robert R. McCallen, Mayor
(Seal)

ATTEST:



----------------------------------

Meredith Brown, Clerk-Treasurer

                                             MARTIN YALE INDUSTRIES, INC.



                                             By
                                               ----------------------

                                    EXHIBIT A

                                     PROJECT


         The Project consists of the acquisition, construction, rehabilitation and equipping of a manufacturing facility located at 251 Wedcor Avenue near the City of Wabash, Indiana, for use in the Borrower's business of manufacturing office and graphic arts equipment

                                    EXHIBIT B


                                  PROJECT NOTE


                                   $2,700,000                September 30, 1998


         Martin Yale Industries, Inc., an Indiana corporation (the "Borrower"), for value received, promises to pay to Bank One Trust Company, NA, as trustee (the "Trustee") under the Indenture hereinafter referred to, the principal sum of

                   TWO MILLION SEVEN HUNDRED THOUSAND DOLLARS
                                  ($2,700,000)

and to pay (i) interest on the unpaid balance of such principal sum from and after the date of this Note at the interest rate or interest rates borne by the Project Bonds and (ii) interest on overdue principal, and to the extent permitted by law, on overdue interest, at the interest rate provided under the terms of the Project Bonds.

         This Note has been executed and delivered by the Borrower pursuant to a certain Loan Agreement (the "Agreement"), dated as of September 1, 1998, between the City of Wabash, Indiana (the "Issuer") and the Borrower. Terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement and the Indenture, as defined below.

         Under the Agreement, the Issuer will loan the Borrower the proceeds received from the sale of the $2,700,000 aggregate principal amount of City of Wabash, Indiana Adjustable Rate Economic Development Revenue Refunding Bonds, Series 1998 (Martin Yale Industries, Inc. Project), dated as of the date of their issuance (the "Project Bonds"), to be applied to assist in the refunding of the Prior Bonds (as defined in the Agreement). The Borrower has agreed to repay such loans by making Loan Payments at the times and in the amounts set forth in this Note. The Project Bonds will be issued, concurrently with the execution and delivery of this Note, pursuant to, and are secured by, the Trust Indenture (the "Indenture"), dated as of September 1, 1998, between the Issuer and the Trustee.

         To provide funds to pay the Bond Service Charges on the Project Bonds as and when due, or to reimburse the Bank for draws under the Letter of Credit to make such payments, the Borrower hereby agrees to and shall make Loan Payments as follows: on each Interest Payment Date the amount equal to interest due on the Project Bonds on such Interest Payment Date, and on any date upon which principal of the Project Bonds is due, either pursuant to redemption or maturity, the amount equal to the principal due and payable on the Project Bonds on such date and on any redemption date, the amount equal to the principal due and payable on the Project Bonds pursuant to any redemption provisions of
Section 4.01 of the Indenture or upon maturity of the Project Bonds (each such day being a "Loan Payment Date"). In addition, to provide funds to pay the Bond Service Charges on the Project Bonds as and when due at any other time, the Borrower hereby agrees to and shall make Loan Payments on any other date on which any Bond Service Charges on the Project Bonds shall be due and payable, whether at maturity, upon acceleration, call for redemption or otherwise.

         If payment or provision for payment in accordance with the Indenture is made in respect of the Bond Service Charges on the Project Bonds from moneys other than Loan Payments, this Note shall be deemed paid to the extent such payments or provision for payment of Bond Service Charges has been made. The Borrower shall receive a credit against its obligation to make Loan Payments hereunder to the extent of the moneys delivered to the Trustee under and pursuant to the Letter of Credit and any other amounts on deposit in the Bond Fund and available to pay Bond Service Charges on the Project Bonds pursuant to the Indenture. Subject to the foregoing, all Loan Payments shall be in the full amount required hereunder.

         All Loan Payments shall be payable in lawful money of the United States of America and shall be made to the Trustee at its corporate trust office for the account of the Issuer, deposited in the Bond Fund and used as provided in the Indenture.

         Subject to the next to last paragraph hereof, the obligation of the Borrower to make the payments required hereunder shall be absolute and unconditional and the Borrower shall make such payments without abatement, diminution or deduction regardless of any cause or circumstances whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim which the Borrower may have or assert against the Issuer, the Trustee, the Bank or any other person.

         This Note is subject to optional, extraordinary optional and mandatory prepayment, in whole or in part, upon the same terms and conditions, on the same dates and at the same prepayment prices, as the Project Bonds are subject to optional, extraordinary optional and mandatory redemption. Any optional or extraordinary optional prepayment is also subject to satisfaction of any applicable notice, deposit or other requirements set forth in the Agreement or the Indenture.

         Whenever an Event of Default under Section 7.01 of the Indenture shall have occurred and, as a result thereof, the principal of and any premium on all Bonds then outstanding, and interest accrued thereon shall have been declared to be immediately due and payable pursuant to Section 7.03 of the Indenture, the unpaid principal amount of and any premium and accrued interest on this Note also shall be due and payable on the date on which the principal of and premium and interest on the Project Bonds shall have been declared due and payable; provided that the annulment of a declaration of acceleration with respect to the Bonds shall also constitute an annulment of any corresponding declaration with respect to this Note.

         IN WITNESS WHEREOF, the Borrower has signed this Note as of the date first above written.

                                           MARTIN YALE INDUSTRIES, INC.



                                           By
                                             -------------------------

                                   ENDORSEMENT

        Pay, without recourse, to Bank One Trust Company, NA, as Trustee under the Trust Indenture dated as of September 1, 1998, from the undersigned.


                                          CITY OF WABASH, INDIANA



                                          By
                                            ----------------------
                                             Robert R. McCallen, Mayor

(SEAL)

Attest:



---------------------------------

Meredith Brown, Clerk-Treasurer